Exhibit 32.1

PACIFIC WEBWORKS, INC.

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

The undersigned executive officers of Pacific WebWorks, Inc. certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

a.

the quarterly report on Form 10-Q of Pacific WebWorks, Inc. for the quarter ended June 30, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b.

the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Pacific WebWorks, Inc.

Date: August 10, 2012	/s/ Kenneth W. Bell Kenneth W. Bell Chief Executive Officer /s/ K. Lance Bell K. Lance Bell Chief Financial Officer